UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	July 1, 2016

WEX INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32426	01-0526993
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

97 Darling Avenue, South Portland, ME	04106
Address of principal executive offices	Zip Code

Registrant's telephone number, including area code	(207) 773-8171

(Former name or former address if changes since last report)
⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Explanatory Note
On July 1, 2016, WEX Inc. (“WEX” or the “Company”) filed a Current Report on Form 8-K (the “Original 8-K”) to report the completion of its acquisition (the “Acquisition”) of all of the outstanding membership interests of WP Mustang Topco LLC and Warburg Pincus Private Equity XI (Lexington), LLC, which collectively hold all of the membership interests of WP Mustang Holdings LLC (the "Target"). This Form 8-K/A amends the Original 8-K to provide the historical financial statements required by Item 9.01(a) and the pro forma financial information required by Item 9.01(b).
Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired
The audited consolidated financial statements of the Target and subsidiaries (a limited liability company), which comprise the consolidated balance sheets as of December 31, 2015 and 2014, and the related consolidated statements of operations, members’ equity, and cash flows for the year ended December 31, 2015, the period from May 29, 2014 to December 31, 2014 (Successor), and the period from January 1, 2014 to May 28, 2014 (Predecessor), and the related notes to the consolidated financial statements are filed as Exhibit 99.2 to this Form 8-K/A and incorporated by reference herein.
The unaudited condensed consolidated financial statements of the Target, as of and for the three months ended March 31, 2016 and 2015 are filed as Exhibit 99.3 to this Form 8-K/A and incorporated by reference herein.
The consent of Ernst & Young LLP, the Target's independent auditor, is attached as Exhibit 23.1 to this Form 8-K/A.

(b)	Pro Forma Financial Information.
The unaudited pro forma condensed combined balance sheet of WEX and the Target as of March 31, 2016 and the unaudited pro forma condensed combined statements of income of WEX and WP Mustang Holdings LLC for the year ended December 31, 2015 and the three months ended March 31, 2016 are filed as Exhibit 99.4 to this Form 8-K/A and incorporated by reference herein.

(c)	Exhibits.
The exhibits listed on the Exhibit Index immediately preceding such exhibits are filed as part of this report.

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SAFE HARBOR FOR FORWARD-LOOKING STATEMENTS
This report, including the exhibits hereto, contains forward-looking statements, including statements regarding: the Acquisition, future financial and operating results, benefits and synergies of the Acquisition, future opportunities for the combined operations and any other statements about WEX or the Target’s managements’ future expectations, beliefs, goals, plans or prospects. Any statements that are not statements of historical facts may be deemed to be forward-looking statements. When used in this report, the words “may,” “could,” “anticipate,” “plan,” “continue,” “project,” “intend,” “estimate,” “believe,” “expect” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such words. These forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially, including: potential adverse reactions or changes to business or employee relationships, including those resulting from the completion of the Acquisition; competitive responses to the Acquisition; uncertainty of the expected financial performance of the combined operations following completion of the Acquisition; the ability to successfully integrate WEX and the Target’s operations and employees; the ability to realize anticipated synergies and cost savings; unexpected costs, charges or expenses resulting from the Acquisition; as well as other risks and uncertainties identified in Item 1A of WEX’s Annual Report for the year ended December 31, 2015, filed on Form 10-K with the Securities and Exchange Commission on February 26, 2016 and WEX's Quarterly Report for the period ending March 31, 2016, filed on Form 10-Q with the Securities and Exchange Commission on April 28, 2016. WEX's forward-looking statements do not reflect the potential future impact of any alliance, merger, acquisition, disposition or stock repurchases, other than the Acquisition. The forward-looking statements speak only as of the date of this report and undue reliance should not be placed on these statements. WEX disclaims any obligation to update any forward-looking statements as a result of new information, future events or otherwise.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: September 19, 2016
WEX Inc.

By:	/s/ Roberto Simon
Name:	Roberto Simon
Title:	Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description
4.1
Supplemental Indenture, dated as of July 1, 2016 to the Indenture, dated as of January 30, 2013 among WEX Inc., the additional subsidiary guarantors thereto and The Bank of New York Mellon Trust Company, N.A. (filed as Exhibit 4.1 to the Original 8-K and incorporated herein by reference)

4.2
U.S. Security Agreement, made by WEX Inc., and the certain of its subsidiaries, as pledgors, assignors and debtors dated as of July 1, 2016, in favor of Bank of America, as collateral agent for the Lenders (filed as Exhibit 4.2 to the Original 8-K and incorporated herein by reference)

10.1
Investor Rights Agreement, dated as of July 1, 2016, by and among WEX Inc., Mustang HoldCo 1 LLC, Warburg Pincus Private Equity (E&P) XI‑- B, L.P., Warburg Pincus Private Equity XI – C, L.P., WP XI Partners, L.P., Warburg Pincus Private Equity XI – B, L.P., WP Mustang Co-Invest – B L.P., WP Mustang Co-Invest – C L.P., Warburg Pincus XI (E&P) Partners – B, L.P., Warburg Pincus (E&P) XI, L.P., WP (Lexington) Holdings II, L.P., Warburg Pincus Private Equity (Lexington) XI – A, L.P., Warburg Pincus XI (Lexington) Partners – A , L.P., WP Mustang Co-Invest LLC and the other investors party thereto (filed as Exhibit 10.1 to the Original 8-K and incorporated herein by reference)

10.2
Credit Agreement among WEX Inc., certain of its subsidiaries as borrowers, WEX Card Holding Australia Pty Ltd., as designated borrower, Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, and the other lenders party thereto. (filed as Exhibit 10.2 to the Original 8-K and incorporated herein by reference)

23.1	Consent of independent auditors
99.1	Press Release, dated July 1, 2016 (filed as Exhibit 99.1 to the Original 8-K and incorporated herein by reference)
99.2
Audited consolidated balance sheets of WP Mustang Holdings LLC and subsidiaries (a limited liability company), as of December 31, 2015 and 2014, and the related consolidated statements of operations, members’ equity, and cash flows for the year ended December 31, 2015, the period from May 29, 2014 to December 31, 2014 (Successor), and the period from January 1, 2014 to May 28, 2014 (Predecessor), and the related notes to the consolidated financial statements

99.3
Unaudited condensed consolidated balance sheets of WP Mustang Holdings LLC as of March 31, 2016 and 2015 and related consolidated statements of operations, and cash flows for the the three months ended March 31, 2016 and 2015, and the related notes to the unaudited condensed consolidated financial statements

99.4	Unaudited pro forma condensed combined financial information

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